SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 10, 2002
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
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             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 9 ("Series 9") has acquired a limited partnership interest in Preservation Partners III Limited Partnership, an Illinois limited partnership (the "Local Limited Partnership" or "PRESERVATION"). PRESERVATION owns the Monmouth Manor Apartments in Monmouth, Illinois.

         The following table contains information concerning PRESERVATION and Monmouth Manor Apartments:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
PRESERVATION  Monmouth      Monmouth     July 2002    $1,428,000   16 1BR Units  $300        $533,013     $827,130
              Manor         (Warren                                16 2BR Units  $322         RD(3)
              Apartments     County),
                            Illinois                                                         $286,046
              4 buildings                                                                     IHDA (4)
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

(1) Low income housing tax credits are available over a 10-year period. In the first credit year, Series 9 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 9 was a limited partner of the Local Limited Partnership, and during which the Monmouth Manor Apartments property was completed and in service.

(2)      This is a rehabilitation property.

(3) The U.S. Department of Agriculture, Rural Development will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 30-year amortization schedule.

(4) Illinois Housing Development Agency will provide the mortgage loan for a term of 30 years at an interest rate of 1% per annum. Principal and interest will be payable monthly based on a 590-month amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

Monmouth (Preservation): Monmouth is in Warren County, Illinois near the intersection of U.S. Highways 67 and 34 approximately 10 miles west of Galesburg. The population is approximately 10,500. The major employers for Monmouth residents are Farmland Foods, Warren Achievement Center and Monmouth College.

-----------------------------------------------------------------------------------------------------------------
                                          LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL      PROPERTY     PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 9's CAPITAL
PARTNERSHIP     PARTNER      MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------
PRESERVATION    Affordable   Professional  $69,500       Series 9:       99.98/.01/.01        $578,875
                Housing      Property                    Greater of      30/70
                Development  Management,                 $1,000 or 15%
                Fund, Inc.   LLC                         LGP: 70% of
                                                         the balance
                                                         The balance:
                                                         30/70
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------

(1) The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Monmouth Manor Apartments. The fee payable to the property manager is determined pursuant to market conditions.

(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 9 and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.
                                       2

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 9,
(ii) WNC Housing, L.P., an affiliate of the sponsor which is the special limited partner, and (iii) the Local General Partner.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the Monmouth Manor Apartments, after payment of the mortgage loan and other Local Limited Partnership obligations, of (i) Series 9 and (ii) the Local General Partner.

(6) Series 9 will make its capital contributions to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information*

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Preservation Partners III Limited Partnership

         -----------------
         *To be filed upon availability if necessary.























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: April 22, 2002               By:    WNC &  Associates, Inc.,
                                          General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Amended and Restated Agreement of Limited Partnership of Preservation Partners III Limited Partnership